Fair Value Measurements - Sensitivity Analysis for Servicing Rights (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Market servicing costs
2.5 basis points increase	$ (10,822)	$ (10,472)
5.0 basis points increase	(21,644)	(20,944)
Conditional prepayment rate
10% increase	(6,260)	(5,430)
20% increase	(12,031)	(10,230)
Annual default rate
10% increase	(205)	(336)
20% increase	(408)	(681)
Discount rate
100 basis points increase	(3,782)	(2,986)
200 basis points increase	$ (7,349)	$ (5,820)